UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2017

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 21, 2017, FirstEnergy Corp. (FirstEnergy or Company) issued two public documents regarding, among other things, results for the three months and year ended December 31, 2016 and revised operating earnings guidance for 2017. FirstEnergy’s Press Release and Consolidated Report to the Financial Community, which are attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference, contain non-GAAP financial measures. Pursuant to the requirements of Regulation G and Item 10(e)(i) of Regulation S-K, FirstEnergy has provided quantitative reconciliations within the Press Release and Consolidated Report to the Financial Community of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States (GAAP). The information in the Press Release and the Consolidated Report to the Financial Community and the information contained in this Item 2.02 and in Item 9.01 below shall not be deemed filed for purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibits 99.1 and 99.2 be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

The Press Release and Consolidated Report to the Financial Community contain references to non-GAAP financial measures including, among others, Operating earnings, Adjusted Equity, Adjusted Debt, and Adjusted Capitalization. In addition, Basic EPS-Operating, calculated on a segment basis, is also a non-GAAP financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Operating earnings are not calculated in accordance with GAAP because they exclude the impact of “special items”. Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating the Company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items are not necessarily non-recurring. Basic EPS-Operating for each segment is calculated by dividing segment Operating earnings (losses), which exclude special items as discussed above, by the basic weighted average shares outstanding for the period. Management uses non-GAAP financial measures such as Operating earnings to evaluate the Company’s performance and manage its operations and frequently references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons. Additionally, management uses Basic EPS-Operating by segment to further evaluate FirstEnergy’s performance by segment and references this non-GAAP financial measure in its decision-making. Management believes that the non-GAAP financial measures of Operating earnings and Basic EPS-Operating by segment provide consistent and comparable measures of performance of its businesses on an ongoing basis using the same measures management uses in forecasting, budgeting, long-term planning, and setting compensation. Management also believes that such measures are useful to shareholders and other interested parties to understand performance trends and evaluate the Company against its peer group by presenting period-over-period operating results without the effect of certain charges or benefits that may not be consistent or comparable across periods or across the Company’s peer group. Management uses Adjusted Equity, Adjusted Debt, and Adjusted Capitalization to calculate and monitor its compliance with the debt to total capitalization financial covenant under the FirstEnergy credit facility and term loans. These financial measures, as calculated in accordance with the FirstEnergy credit facility and term loans, help shareholders understand FirstEnergy's compliance with, and provide a basis for understanding FirstEnergy's incremental debt capacity under, the debt to total capitalization financial covenant. The financial covenant requires FirstEnergy to maintain a consolidated debt to total capitalization ratio, as defined in the facilities, of no more than 65%, measured at the end of each fiscal quarter. All of these non-GAAP financial measures are intended to complement, and are not considered as alternatives to, the most directly comparable GAAP financial measures. Also, the non-GAAP financial measures may not be comparable to similarly titled measures used by other entities.

Item 7.01 Regulation FD Disclosure

On February 21, 2017, FirstEnergy expects to post to its website at www.firstenergycorp.com/ir its latest investor FactBook, which has been, among other things, updated in certain respects with information as of the fourth quarter and year ended December 31, 2016.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by FirstEnergy Corp., dated February 21, 2017
99.2	Consolidated Report to the Financial Community, dated February 21, 2017

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the ability to experience growth in the Regulated Distribution and Regulated Transmission segments; the accomplishment of our regulatory and operational goals in connection with our transmission investment plan, including, but not limited to, our planned forward-looking formula rates and the effectiveness of our strategy to reflect a more regulated business profile; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission system, or the availability of capital or other resources supporting identified transmission investment opportunities; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to continue to reduce costs and to successfully execute our financial plans designed to improve our credit metrics and strengthen our balance sheet through, among other actions, our cash flow improvement plan and other proposed capital raising initiatives; the risks and uncertainties associated with the lack of viable alternative strategies regarding the Competitive Energy Services (CES) segment, thereby causing FirstEnergy Solutions Corp. (FES), and possibly FirstEnergy Nuclear Operating Company (FENOC), to restructure its debt and other financial obligations with its creditors or seek protection under United States bankruptcy laws and the losses, liabilities and claims arising from such bankruptcy proceeding, including any obligations at FirstEnergy; the risks and uncertainties at the CES segment, including FES and its subsidiaries and FENOC, related to continued depressed wholesale energy and capacity markets, and the viability and/or success of strategic business alternatives, such as potential CES generating unit asset sales, the potential conversion of the remaining generation fleet from competitive operations to a regulated or regulated-like construct or the potential need to deactivate additional generating units; the substantial uncertainty as to FES’ ability to continue as a going concern and substantial risk that it may be necessary for FES, and possibly FENOC, to seek protection under United States bankruptcy laws; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments, such as long-term fuel and transportation agreements; the uncertainties associated with the deactivation of older regulated and competitive units, including the impact on vendor commitments, such as long-term fuel and transportation agreements, and as it relates to the reliability of the transmission grid, the timing thereof; the impact of other future changes to the operational status or availability of our generating units and any capacity performance charges associated with unit unavailability; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil prices, and their availability and impact on margins; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; replacement power costs being higher than anticipated or not fully hedged; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings (including that such initiatives or rulemakings could result in our decision to deactivate or idle certain generating units); changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; economic or weather conditions affecting future sales and margins such as a polar vortex or other significant weather events, and all associated regulatory events or actions; changes in national and regional economic conditions affecting us, our subsidiaries and/or our major industrial and commercial customers, and other counterparties with which we do business, including fuel suppliers; the impact of labor disruptions by our unionized workforce; the risks associated with cyber-attacks and other disruptions to our information technology system that may compromise our generation, transmission and/or distribution services and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information regarding our business, employees, shareholders, customers, suppliers, business partners and other individuals in our data centers and on our networks; the impact of the regulatory process and resulting outcomes on the matters at the federal level and in the various states in which we do business including, but not limited to, matters related to rates and the Ohio Distribution Modernization Rider; the impact of the federal regulatory process on Federal Energy Regulatory Commission (FERC) regulated entities and transactions, in particular FERC regulation of wholesale energy and capacity markets, including PJM Interconnection, L.L.C. (PJM) markets and FERC-jurisdictional wholesale transactions; FERC regulation of cost-of-service rates; and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; other legislative and regulatory changes, and revised environmental requirements, including, but not limited to, the effects of the United States Environmental Protection Agency's Clean Power Plan, Coal Combustion Residuals regulations, Cross-State Air Pollution Rule and Mercury and Air Toxics Standards programs, including our estimated costs of compliance, Clean Water Act (CWA) waste water effluent limitations for power plants, and CWA 316(b) water intake regulation; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to, the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building at Davis-Besse; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to significant accounting policies; the impact of any changes in tax laws or regulations or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; further actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries’ access to financing, increase the costs thereof, increase requirements to post additional collateral to support, or accelerate payments under outstanding commodity positions, letters of credit and other financial guarantees, and the impact of these events on the financial condition and liquidity of FirstEnergy and/or its subsidiaries, specifically the subsidiaries within the CES segment; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission (SEC) filings, and other similar factors. Dividends declared from time to time on FirstEnergy Corp.'s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 21, 2017

FIRSTENERGY CORP.
Registrant

By:	/s/ K. Jon Taylor
K. Jon Taylor Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by FirstEnergy Corp., dated February 21, 2017
99.2	Consolidated Report to the Financial Community, dated February 21, 2017

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